                                                                    EXHIBIT 21.1
                                  SUBSIDIARIES

NAME OF SUBSIDIARY                                                        JURISDICTION OF INCORPORATION
------------------                                                        -----------------------------

Adecom Quimica Ltda                                                                   Brazil

ADX Corp.                                                                            Michigan

Anco Australasia Pty Limited                                                        Australia

Aquazur Pte Ltd                                                                     Singapore

AQR Limited                                                                       United Kingdom

Bert Investments Pty Ltd                                                            Australia

Board Chemistry Incorporated                                                         Delaware

Calgon Corporation                                                                   Delaware

Calgon Europe Limited (UK)                                                        United Kingdom

Calgon Japan KK                                                                       Japan

Chemasia Industries Sdn. Bhd.                                                        Malaysia

CSC Kemico (South East Asia) Sdn Bhd.                                                Malaysia

Derypol SA                                                                            Spain

Deryshares B.V.                                                                    Netherlands

Deutsche Nalco Equipment GmbH                                                        Germany

Gas Corrosion Control CA                                                            Venezuela

Gordonkim Pty Limited                                                               Australia

Houseman Limited                                                                  United Kingdom

Houseman Waterbehandeling B.V.                                                     Netherlands

Hydrosan Ltd.                                                                     United Kingdom

International Water Consultant B.V.                                                Netherlands

NAME OF SUBSIDIARY                                                        JURISDICTION OF INCORPORATION
------------------                                                        -----------------------------

International Water Consultant GmbH                                                  Austria

Knowles Investment Company Pty Ltd                                                  Australia

Malaysian Energy Chemical & Services Sdn Bhd                                         Malaysia

Nalco AB                                                                              Sweden

Nalco Acquisition One Unlimited                                                   United Kingdom

Nalco Acquisition Two Limited                                                     United Kingdom

Nalco American Holding, Inc.                                                         Delaware

Nalco Anadolu Kimya Sanayii Ve Ticaret A.S.                                           Turkey

Nalco Applied Services of Europe B.V.                                              Netherlands

Nalco Argentina S.R.L.                                                              Argentina

Nalco Australia Pty Ltd                                                     New South Wales, Australia

Nalco Australia Worldwide Holdings Pty. Ltd.                                        Australia

Nalco Belgium NV/SA                                                                  Belgium

Nalco Brasil Ltda                                                                     Canada

Nalco China Holdings LLC                                                             Delaware

Nalco Company LLC                                                                    Delaware

Nalco Czechia s.r.o.                                                              Czech Republic

Nalco Danmark A/S                                                                    Denmark

Nalco de Colombia Ltda                                                               Columbia

Nalco de Mexico, S. de R.L. de C.V.                                                   Mexico

Nalco Delaware Company                                                               Delaware

NAME OF SUBSIDIARY                                                        JURISDICTION OF INCORPORATION
------------------                                                        -----------------------------

Nalco Deutschland GmbH                                                               Germany

Nalco Diversified Technologies Limited                                            United Kingdom

Nalco Dutch Holdings B.V.                                                          Netherlands

Nalco Energy Services FSC, Inc.                                                   Virgin Islands

Nalco Energy Services Equatorial Guinea LLC                                          Delaware

Nalco Energy Services Holdings LLC                                                   Delaware

Nalco Energy Services, Inc.                                                          Delaware

Nalco Energy Services Limited                                                     United Kingdom

Nalco Energy Services, L.P.                                                          Delaware

Nalco Energy Services Marketing Limited                                           United Kingdom

Nalco Energy Services Middle East Holdings, Inc.                                     Delaware

Nalco Energy Services Nigeria Limited                                                Nigeria

Nalco Energy Services Sdn Bhd                                                        Malaysia

Nalco Espanola, S.A.                                                                  Spain

Nalco Europe BV                                                                    Netherlands

Nalco Egypt, Ltd.                                                                     Egypt

Nalco Finland Oy                                                                     Finland

Nalco Foreign Sales Corporation                                                   Virgin Islands

Nalco France                                                                          France

Nalco FT, Inc.                                                                       Delaware

Nalco Global Holdings B.V.                                                         Netherlands

Nalco Global Holdings LLC                                                            Delaware

NAME OF SUBSIDIARY                                                        JURISDICTION OF INCORPORATION
------------------                                                        -----------------------------

Nalco Gulf Limited                                                        Jersey on the Channel Islands

Nalco Hellas S.A.                                                                     Greece

Nalco Holding B.V.                                                                 Netherlands

Nalco Holding S.L.                                                                    Spain

Nalco Holdings Australia Pty. Limited                                       New South Wales, Australia

Nalco Holdings Germany GmbH                                                          Germany

Nalco Holdings UK Limited                                                         United Kingdom

Nalco Hong Kong Limited                                                             Hong Kong

Nalco Holdings GmbH                                                                  Austria

Nalco Hungary Kft.                                                                   Hungary

Nalco Industrial Outsourcing Company                                                 Delaware

Nalco Industrial Services Chile Limitada                                              Chile

Nalco Industrial Services Malaysia Sdn. Bhd                                          Malaysia

Nalco Industrial Services (Suzhou) Co., Ltd.                                People's Republic of China

Nalco Industrial Services (Thailand) Co. Ltd.                                        Thailand

Nalco International Holdings B.V.                                                  Netherlands

Nalco International Holdings LLC                                                     Delaware

Nalco Investments Australia Pty Limited                                     New South Wales, Australia

Nalco Investments U.K. Limited                                                    United Kingdom

Nalco Italiana SRL                                                                    Italy

Nalco Korea Limited                                                                South Korea

Nalco Leasing Corporation                                                            Delaware

NAME OF SUBSIDIARY                                                        JURISDICTION OF INCORPORATION
------------------                                                        -----------------------------

Nalco Limited                                                                     United Kingdom

Nalco Netherlands B.V.                                                             Netherlands

Nalco New Zealand Limited                                                          New Zealand

Nalco Norge AS                                                                        Norway

Nalco Oesterreich Ges m.b.H.                                                         Austria

Nalco Overseas Holding B.V.                                                        Netherlands

Nalco Pacific Pte. Ltd.                                                             Singapore

Nalco Philippines, Inc.                                                            Philippines

Nalco Polska Sp. Z O.O.                                                               Poland

Nalco Portuguesa (Quimica Industrial) Ltd.                                           Portugal

Nalco PWS, Inc.                                                                      Delaware

Nalco Resources Investment Company                                                    Texas

Nalco Services, Ltd.                                                              United Kingdom

Nalco (Shanghai) Trading Co. Ltd.                                           People's Republic of China

Nalco Superannuation Pty Ltd.                                                       Australia

Nalco Taiwan Co., Ltd.                                                                Taiwan

Nalco Tecnologie Diversificate Srl                                                    Italy

Nalco TWO, Inc.                                                                      Delaware

Nalco UK Group Ltd.                                                               United Kingdom

Nalco U.S. Holdings LLC                                                              Delaware

Nalco Venezuela S.C.A.                                                              Venezuela

Nalco Worldwide Holdings B.V.                                                      Netherlands

NAME OF SUBSIDIARY                                                        JURISDICTION OF INCORPORATION
------------------                                                        -----------------------------

Nalco Worldwide Holdings LLC                                                         Delaware

Nalco ZAO                                                                             Russia

Nalco/Exxon Energy Chemicals (Cameroon) S.A.R.L.                                     Cameroon

Nalfirst Holding, Inc.                                                               Delaware

Nalfirst Leasing Corporation                                                         Delaware

Nalfleet, Inc.                                                                       Delaware

Nalfloc Limited                                                                   United Kingdom

Nalgreen, Inc.                                                                       Delaware

Naltech, Inc.                                                                        Delaware

NDC LLC                                                                              Delaware

Oatlands Investments Company Pty. Ltd.                                              Australia

Oekophil AG                                                                        Switzerland

Oekophil Deutschland GmbH                                                            Germany

Oekophil Handels AG                                                                Switzerland

Ondeo Nalco Energy Services (Kazan)                                                   Russia

Ondeo Nalco Energy Services Pty Ltd.                                                Australia

Ondeo Nalco Energy Services Singapore Pte Ltd                                       Singapore

Ondeo Nalco India Limited                                                             India

Ondeo Nalco Japan Company Limited                                                     Japan

Ondeo Nalco Saudi Co. Ltd.                                                         Saudi Arabia

ONES Colombia Holdings LLC                                                           Delaware

NAME OF SUBSIDIARY                                                        JURISDICTION OF INCORPORATION
------------------                                                        -----------------------------

ONES West Africa LLC                                                                 Delaware

Paper Chemicals, Inc.                                                                 Texas

P.T. Nalco Indonesia                                                                Indonesia

Pure-Chem Products Company, Inc.                                                    California

Team Specialty Chemicals Sdn Bhd                                                     Malaysia

United Chemasia Sdn. Bhd.                                                            Malaysia

Visco Products Company                                                                Texas

Waterman Chemical Company Pty Limited                                               Australia

Wyss Wassertechnik AG                                                              Switzerland